SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     [X]
Filed by a party other than the Registrant     [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                             SIT MUTUAL FUNDS, INC.
                            SIT MUTUAL FUNDS II, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                           SIT MONEY MARKET FUND, INC.
                      SIT MUTUAL FUNDS, INC., COMPRISED OF:
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND
                    SIT MUTUAL FUNDS II, INC., COMPRISED OF:
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                                  SIT BOND FUND

                             4600 Wells Fargo Center
                          Minneapolis, Minnesota 55402

                     ---------------------------------------
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 20, 2003
                     ---------------------------------------

                               September 12, 2003

Dear Shareholders:

     Notice is hereby given that the joint annual meeting of the shareholders of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit Science and Technology Growth Fund ("Science and Technology Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund") and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds") will be held at 6:15 P.M. (MINNEAPOLIS TIME) ON MONDAY, OCTOBER 20, 2003 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota. Preceding the meeting there will be a reception and discussion with the Funds' managers beginning at 4:00 p.m. The joint annual meeting of shareholders is being held for the following purposes:

1.   To elect the Board of Directors for each Fund;

2. To ratify or reject the Board's selection of KPMG LLP to serve as each Fund's independent auditor for the fiscal years ending March 31, 2004 or June 30, 2004; and

3.   To transact such other business as may properly come before the meeting.

     Shareholders of record on August 21, 2003 are the only persons entitled to notice of and to vote at the meeting. We hope you can attend. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.



                                        By Order of the Board of Directors,

                                        /s/ Eugene C. Sit
                                        Eugene C. Sit
                                        Chairman

                                 PROXY STATEMENT

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                           SIT MONEY MARKET FUND, INC.
                      SIT MUTUAL FUNDS, INC., COMPRISED OF:
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND
                    SIT MUTUAL FUNDS II, INC., COMPRISED OF:
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                                  SIT BOND FUND

                             4600 Wells Fargo Center
                          Minneapolis, Minnesota 55402

             JOINT ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 20, 2003

     The enclosed Proxy is solicited by the Boards of Directors of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit Science and Technology Growth Fund ("Science and Technology Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund") and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), in connection with the joint annual meeting of shareholders of the Funds to be held at 6:15 P.M. (MINNEAPOLIS
TIME) ON MONDAY, OCTOBER 20, 2003 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of the Joint Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Funds, and such mailing will take place on approximately September 12, 2003. Representatives of the Funds may, without cost to the Funds, solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.

     The Sit Mutual Funds are comprised of six corporate issuers of either one series or multiple series of shares. Each series is a separate mutual fund. Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., Sit U.S. Government Securities Fund, Inc., and Sit Money Market Fund, Inc. each issue a single series of shares (collectively, the "Non-Series Funds"). Sit Mutual Funds, Inc. is the corporate issuer of the International Fund, Balanced Fund, Developing Markets Fund, Small Cap Fund and Science and Technology Fund; and Sit Mutual Funds II, Inc. is the corporate issuer of the Tax-Free Income Fund, Minnesota Fund and Bond Fund, (the series of Sit Mutual Funds, Inc. and Sit Mutual Funds II, Inc. are referred to collectively as the "Series Funds"). The Funds' investment adviser is Sit Investment Associates, Inc., (the "Adviser") 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402.

     In order for the meeting to go forward for a corporate issuer, there must be a quorum present. Each shareholder is entitled to one vote for each share held. A majority of the shares outstanding of each Non-Series Fund must be present in person or by proxy to achieve a quorum and 10% of the shares outstanding of each corporate issuer of a Series Fund must be present in person or by proxy to achieve a quorum. Shareholders of the Series Funds vote together as shareholders of the corporate issuer. Provided a quorum is represented, approval of proposals 1 and 2 requires the affirmative vote of more than 50% of shares of each corporate issuer represented at the meeting. Neither of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

     A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the applicable Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified on all proposals other than the election of directors. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, and will have the same effect as a vote "against" such item. If a shareholder withholds authority to vote on a director, the shareholder will not be counted as present and entitled to vote on the election of that director. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. Neither of the proposals being presented to shareholders at the meeting is considered non-discretionary. So far as the Board of Directors is aware, no matter other than those described in this Proxy Statement will be acted upon at the meeting. Should other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

     In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by October 20, 2003, the persons named as proxies may propose one or more adjournments of the meeting with respect to one or more of the Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed, by more than a majority of the shares represented in person or by proxy, to vote "for" the proposal(s) for which the adjournment is being proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by proxy) to vote "against" the proposal(s) for which the adjournment is being proposed.

     Only shareholders of record on August 21, 2003 may vote at the meeting or any adjournment thereof. As of August 21, 2003, the Funds had the following number of issued and outstanding common shares, the only class of securities of each Fund:

Large Cap Fund     2,184,390   Science and Technology Fund     1,794,264   U.S. Government Fund    30,879,027
Mid Cap Fund      20,564,169   International Fund              5,294,330   Bond Fund                1,856,056
Small Cap Fund     8,607,850   Developing Markets Fund         1,151,014   Tax-Free Income Fund    38,866,885
Balanced Fund      1,290,383   Money Market Fund              69,216,594   Minnesota Fund          20,708,241

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     It is intended that the enclosed Proxies will be voted for the election of the persons named below as directors for the applicable Funds, or in the case of the Series Funds, the applicable corporation, unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a Fund Director will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Mr. Bruce C. Lueck is the only non-incumbent nominee. At its joint meeting held on July 23, 2003, the Directors of each Fund approved the expansion of each board by one additional independent director. At the meeting, the independent directors of each Fund selected and unanimously nominated Mr. Bruce Lueck for the newly created independent director position. Upon election by the shareholders, Mr. Lueck's term of office will be effective January 1, 2004. Pertinent information regarding each nominee is set forth below. The business address of each nominee is the same as that of the Funds' investment adviser - 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402.

---------------------- ----------------- --------------------- ---------------------------------------- ----------- -------------
                                                                                                         NUMBER OF
                                                                                                          FUNDS          OTHER
                                                                                                         IN FUND       DIRECTOR-
NAME,                  POSITION          TERM OF OFFICE(1)                                               COMPLEX        SHIPS(2)
ADDRESS AND            HELD WITH         AND LENGTH            PRINCIPAL OCCUPATIONS                    OVERSEEN BY     HELD BY
AGE                    THE FUNDS         OF TIME SERVED        DURING PAST FIVE YEARS                    DIRECTOR      DIRECTOR
---------------------- ----------------- --------------------- ---------------------------------------- ----------- -------------
INTERESTED DIRECTORS:
---------------------- ----------------- --------------------- ---------------------------------------- ----------- -------------
Eugene C. Sit(3)       Director          Director since        Chairman, CEO and CIO of Sit                 12           None.
Age: 65                and Chairman      inception.            Investment Associates, Inc. (the
                                                               "Adviser") and Sit/Kim International
                                                               Investment Associates, Inc. ("Sit/Kim");
                                                               Director of SIA Securities Corp. (the
                                                               "Distributor"); Chairman and CEO of
                                                               Sit Investment Fixed Income Advisors,
                                                               Inc. ("SF").
---------------------- ----------------- --------------------- ---------------------------------------- ----------- -------------
William E. Frenzel(3)  Director          Director since        Guest Scholar at The Brookings               12           None.
Age: 75                                  1991 or the Fund's    Institution and member of several
                                         inception if later.   government policy committees,
                                                               foundations and organizations;
                                                               Director of the Adviser, Sit/Kim and SF.
---------------------- ----------------- --------------------- ---------------------------------------- ----------- -------------
INDEPENDENT DIRECTORS:
---------------------- ----------------- --------------------- ---------------------------------------- ----------- -------------
John E. Hulse          Director          Director since 1995.  Trustee, Pacific Gas & Electric Nuclear      12           None.
Age: 70                                                        Decommissioning Master Trust.
---------------------- ----------------- --------------------- ---------------------------------------- ----------- -------------
Sidney L. Jones        Director          Director from 1988    Lecturer, Washington Campus Consortium       12           None.
Age: 69                                  to 1989 and from      of 17 Universities; Senior Advisor to
                                         1993 or the Fund's    Lawrence and Co., Toronto, Canada.
                                         inception if later.
---------------------- ----------------- --------------------- ---------------------------------------- ----------- -------------
Bruce C. Lueck         None,             None.                 President & Chief Investment Officer,        12           None.
Age: 62                Non-Incumbent                           Okabena Investment Services, Inc.        (effective
                                                               from 1985 to 2003; Board Member,           1/1/04)
                                                               Okabena Company from 1985 to 2003;
                                                               Board Member, Zephyr Management, L.P,
                                                               from 1995 to present.
---------------------- ----------------- --------------------- ---------------------------------------- ----------- -------------

---------------------- ------------------- ---------------------- ---------------------------------------- ----------- -------------
                                                                                                            NUMBER OF
                                                                                                             FUNDS          OTHER
                                                                                                            IN FUND       DIRECTOR-
NAME,                  POSITION            TERM OF OFFICE(1)                                                COMPLEX        SHIPS(2)
ADDRESS AND            HELD WITH           AND LENGTH             PRINCIPAL OCCUPATIONS                    OVERSEEN BY     HELD BY
AGE                    THE FUNDS           OF TIME SERVED         DURING PAST FIVE YEARS                    DIRECTOR      DIRECTOR
---------------------- ------------------- ---------------------- ---------------------------------------- ----------- -------------
Donald W. Phillips     Director            Director of the        CEO and CIO of WestLB Asset Management       12           None.
Age: 55                                    International Fund     (USA) LLC, 4/00 to present; President
                                           since 1993, and since  of Forstmann-Leff International, Inc.
                                           1990 or the Fund's     (an investment adviser) from 1997 to
                                           inception if later     4/2000.
                                           for all other Funds.
---------------------- ------------------- ---------------------- ---------------------------------------- ----------- -------------
Melvin C. Bahle        Director Emeritus   Director Emeritus      Director and/or officer of several           12           None.
Age: 84                (not standing for   since 1995.            foundations and charitable
                       election)                                  organizations.
---------------------- ------------------- ---------------------- ---------------------------------------- ----------- -------------

1) Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
2) Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.
3) Directors who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an "interested person" because he is an officer of Sit Investment Associates, Inc., the Fund's investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund's investment adviser.

     The table below indicates the dollar range of equity securities beneficially owned by each Director in each Fund and in all Sit Mutual Funds in the aggregate overseen by the Director as of August 21, 2003.

-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                 EUGENE C.       WILLIAM E.      JOHN E.       SIDNEY L.      BRUCE C.         DONALD W.
                                  SIT(1)        FRENZEL(1)        HULSE          JONES         LUECK           PHILLIPS
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over            Over            Over         $50,001 -                        None
Large Cap Growth Fund            $100,000        $100,000        $100,000       $100,000        None
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over            Over            Over         $50,001 -                        Over
Mid Cap Growth Fund              $100,000        $100,000        $100,000       $100,000        None           $100,000
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over            Over            Over         $50,001 -                        $1 -
Small Cap Growth Fund            $100,000        $100,000        $100,000       $100,000        None           $10,000
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over
Balanced Fund                    $100,000          None            None           None          None             None
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over         $50,001 -          Over
Science and Technology Fund      $100,000        $100,000        $100,000         None          None             None
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over            Over            Over                                        $10,001 -
International Fund               $100,000        $100,000        $100,000         None          None           $50,000
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over            $1 -
Developing Markets Fund          $100,000         $10,000          None           None          None             None
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                 $50,001 -                        $1 -          $50,001 -
Money Market Fund                $100,000          None          $10,000        $100,000        None             None
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over                                           Over
U.S. Government Fund             $100,000          None            None         $100,000        None             None
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over            None            None           None          None             None
Bond Fund                        $100,000
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over            Over                                         Over
Tax-Free Income Fund             $100,000        $100,000          None           None        $100,000           None
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------

-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                 EUGENE C.       WILLIAM E.      JOHN E.       SIDNEY L.      BRUCE C.         DONALD W.
                                  SIT(1)        FRENZEL(1)        HULSE          JONES         LUECK           PHILLIPS
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
                                   Over                                                       $10,001 -
Minnesota Fund                   $100,000          None            None           None        $50,000            None
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------
Aggregate Dollar Range of
Equity Securities in the           Over            Over            Over           Over          Over             Over
12 Sit Mutual Funds              $100,000        $100,000        $100,000       $100,000      $100,000         $100,000
-----------------------------  -------------  ---------------  ------------  -------------  ------------  ----------------

1) Directors who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an "interested person" because he is an officer of Sit Investment Associates, Inc., the Fund's investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund's investment adviser.

     The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and their immediate family members, in
(i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds. Information provided is as of July 31, 2003.

---------------------  -------------------------------  -------------------------------  ----------  ------------  -----------
NAME OF                       NAME OF OWNERS                                              TITLE OF     VALUE OF      PERCENT
INDEPENDENT DIRECTOR    AND RELATIONSHIPS TO DIRECTOR             COMPANY                  CLASS      SECURITIES    OF  CLASS
---------------------  -------------------------------  -------------------------------  ----------  ------------  -----------
John E. Hulse                      ---                             ---                      ---          ---           ---
---------------------  -------------------------------  -------------------------------  ----------  ------------  -----------
Sidney L. Jones                    ---                             ---                      ---          ---           ---
---------------------  -------------------------------  -------------------------------  ----------  ------------  -----------
Bruce C. Lueck           Bruce C. Lueck                  Sit Capital Fund, L.P.(2)          L.P.       $133,255       0.4%
---------------------  -------------------------------  -------------------------------  ----------  ------------  -----------
Donald W. Phillips       Phillips Financial, L.P.(1)     Sit Capital Fund II, L.P.(2)       L.P.       $666,904       4.1%
---------------------  -------------------------------  -------------------------------  ----------  ------------  -----------

1)   Donald W. Phillips is a general partner of Phillips Financial, L.P.
2) Sit Investment Associates, Inc. is the general partner and a limited partner.

     There were four joint meetings of the Funds' Boards of Directors during their fiscal years ended March 31, 2003 for the Bond Funds and June 30, 2003 for the Stock Funds. Each incumbent director attended all meetings. Mr. Bruce C. Lueck has not been elected as a director and did not attend the meetings.

     At its joint meeting held on October 23, 2002 the Funds' Boards of Directors established audit committees for each board comprised solely of independent directors, namely John E. Hulse, Sidney L. Jones, and Donald W. Phillips. The primary responsibilities of the audit committees are (a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls, and the internal controls of the Funds' accounting, transfer agency and custody service providers, (b) to oversee the Funds' financial reporting and the independent audit of the Funds' financial statements, and (c) to act as a liaison between the Funds' independent auditors and the full Boards of Directors. There was one joint meeting of the audit committees held during the fiscal years ended March 31, 2003 for the Bond Funds and June 30, 2003 for the Stock Funds, which was attended by each member of the audit committee. The Boards of Directors have adopted a written charter for the audit committees, a copy of which is attached as an appendix to this Proxy Statement. The Boards of Directors do not have any other standing committees.

     The following table sets forth the aggregate compensation received by each Director from each Fund during the most recently ended fiscal year of each Fund, and from all twelve of the Sit Mutual Funds during such periods. Pursuant to the advisory agreement with each Fund, the Adviser pays all of the Funds' expenses including the compensation and expenses of the Directors (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities). Eugene C. Sit is an officer of the Adviser and its affiliates and did not receive any such compensation and is not included in the table.

       --------------------  ------------------  -----------------------  -----------------  ----------------
                                                       PENSION OR            ESTIMATED             TOTAL
                                 AGGREGATE         RETIREMENT BENEFITS         ANNUAL          COMPENSATION
                                COMPENSATION       ACCRUED AS PART OF       BENEFITS UPON        FROM FUND
       NAME OF DIRECTOR        FROM EACH FUND        FUND EXPENSES           RETIREMENT           COMPLEX
       --------------------  ------------------  -----------------------  -----------------  ----------------
       William E. Frenzel          $2,917                 None                  None              $35,000
       --------------------  ------------------  -----------------------  -----------------  ----------------
       John E. Hulse               $3,000                 None                  None              $36,000
       --------------------  ------------------  -----------------------  -----------------  ----------------
       Sidney L. Jones             $3,000                 None                  None              $36,000
       --------------------  ------------------  -----------------------  -----------------  ----------------
       Bruce C. Lueck               None                  None                  None                None
       --------------------  ------------------  -----------------------  -----------------  ----------------
       Donald W. Phillips          $3,000                 None                  None              $36,000
       --------------------  ------------------  -----------------------  -----------------  ----------------

     All of the nominees have agreed to serve as Directors. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a Director.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS.

                                   PROPOSAL 2
                RATIFICATION OR REJECTION OF INDEPENDENT AUDITOR

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent auditors selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection.

     At a meeting held on July 23, 2003, the directors of the Funds (including the members of the audit committees) unanimously selected KPMG LLP to be each Fund's independent auditor for the fiscal year ending March 31, 2004 for the Bond Funds and June 30, 2004 for the Stock Funds. Such firm has served as each Fund's independent auditor since each such Fund's inception. KPMG LLP has no material direct or indirect financial interest in any of the Funds, other than the receipt of fees for services to the Funds.

     Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make statements to shareholders if they so desire, and are expected to be available to respond to any questions, which may arise at the meeting.

     AUDIT FEES: Under the terms of the Investment Management Agreement between the Funds and the Adviser, audit fees for each Fund are paid for by the Adviser. Audit fees paid to KPMG LLP in connection with the audit of the Funds' financial statements during the most recently completed fiscal year are set forth below.

       Fund                           Audit Fees          Fund                    Audit Fees
       ----                           ----------          ----                    ----------
       Large Cap Fund                    $17,500          Money Market Fund          $16,000
       Mid Cap Fund                       21,000          U.S. Government Fund        14,500
       Small Cap Fun                      15,000          Bond Fund                   12,500
       Balanced Fund                      11,500          Tax-Free Income Fund        20,500
       Science and Technology Fund        11,500          Minnesota Fund              16,200
       International Fund                 19,500
       Developing Markets Fund            11,000

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: KPMG LLP did not provide any financial information systems design and implementation services to the Funds during their most recently ended fiscal years.

     ALL OTHER FEES: During the Funds' most recently ended fiscal years, KPMG LLP billed each Fund $3,480 for tax-related services provided to each Fund, and billed the Adviser $68,000 for audit and tax-related services provided to the Adviser. The audit committee of each Fund's Board of Directors has considered whether the provision of the services covered under "other fees" is compatible with maintaining the independence of KPMG LLP.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS EACH FUND'S INDEPENDENT AUDITOR.

                              OFFICERS OF THE FUNDS

     Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years, and the business address is the same as that of the Funds' investment adviser - 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. No officer receives any compensation from the Funds.

------------------------  ----------------------  ---------------------------  ----------------------------------------------------
NAME,
ADDRESS AND                POSITION HELD            TERM OF OFFICE(7) AND       PRINCIPAL OCCUPATIONS DURING
AGE                        WITH THE FUNDS           LENGTH OF TIME SERVED       PAST FIVE YEARS
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Eugene C. Sit(1)           Director and             Director since              Chairman, CEO and CIO of Sit Investment Associates,
Age: 65                    Chairman                 inception.                  Inc. (the "Adviser") and Sit/Kim International
                                                                                Investment Associates, Inc. ("Sit/Kim"); Director
                                                                                of SIA Securities Corp. (the "Distributor"), and
                                                                                Chairman and CEO of Sit Investment Fixed Income
                                                                                Advisors, Inc. ("SF").
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Peter L. Mitchelson        Vice Chairman            Officer since inception.    Director, President, Senior Investment Officer, and
Age: 62                                                                         Director of Client Services of the Adviser;
                                                                                Director and Executive Vice President of Sit/Kim;
                                                                                Vice Chairman of SF; Director of the Distributor;
                                                                                Director of the Funds through 4/30/02.
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Roger J. Sit(1)            Executive Vice           Officer since 1998.         Director, Executive Vice President - Research and
Age: 41                    President                                            Investment Management of the Adviser; Director,
                                                                                President, COO and Deputy CIO of Sit/Kim.
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Michael C. Brilley(2)      Senior Vice              Officer since 1984.         Senior Vice President and Senior Fixed-Income
Age: 58                    President                                            Officer of the Adviser; Director, President and
                                                                                Chief Fixed-Income Officer of SF.  Director of the
                                                                                Sit Funds (Bond Funds only) through 4/30/02.
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
G. Todd Berkley            Chief Operating          Officer since 2002.         COO of the Funds; Senior Vice President for US
Age: 41                    Officer                                              Bancorp from 12/00 to 2/01; Vice President for US
                                                                                Bank from 5/95 to 12/99.
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Erik S. Anderson(3)        Vice President -         Officer since 1991.         Vice President - Research and Investment Management
Age: 60                    Investments                                          of the Adviser.
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Mark H. Book(4)            Vice President -         Officer since 2002.         Vice President and Portfolio Manager of SF.
Age: 36                    Investments
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Bryce A. Doty(5)           Vice President -         Officer since 1996.         Vice President and Portfolio Manager of SF.
Age: 36                    Investments
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Michael P. Eckert          Vice President -         Officer since 1989.         Institutional Client Group sales of the Funds.
Age: 48                    Institutional
                           Client Group
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Paul J. Junquist(6)        Vice President -         Officer since 1996.         Vice President and Portfolio Manager of SF.
Age: 42                    Investments
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Michael J. Radmer          Secretary                Officer since 1984.         Partner of Dorsey & Whitney, LLP, the Funds'
50 S. 6th Street                                                                General Counsel.
Minneapolis, MN 55402
Age: 58
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Paul E. Rasmussen          Vice President           Officer since 1994.         Vice President, Secretary, Controller and Chief
Age: 42                    and Treasurer                                        Compliance Officer of the Adviser; Vice President,
                                                                                Secretary, and Chief Compliance Officer of Sit/Kim
                                                                                and SF; President & Treasurer of the Distributor.
------------------------  ----------------------  ---------------------------  ----------------------------------------------------

------------------------  ----------------------  ---------------------------  ----------------------------------------------------
NAME,
ADDRESS AND                POSITION HELD            TERM OF OFFICE(7) AND       PRINCIPAL OCCUPATIONS DURING
AGE                        WITH THE FUNDS           LENGTH OF TIME SERVED       PAST FIVE YEARS
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Carla J. Rose              Vice President,          Officer since 1994.         Vice President, Administration & Deputy Controller
Age: 37                    Assistant Treasurer                                  of the Adviser; Vice President, Adminstration and
                           & Assistant                                          Controller of Sit/Kim; Controller and Treasurer
                           Secretary                                            of SF.
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Debra A. Sit(1)(2)         Vice President -         Officer since 1991.         Vice President - Bond Investments of the Adviser;
Age: 43                    Investments                                          Senior Vice President, Assistant Treasurer and
                                                                                Assistant Secretary of SF; Assistant Treasurer and
                                                                                Assistant Secretary of Sit/Kim.
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Robert W.  Sit(1)(3)       Vice President -         Officer since 1997.         Vice President - Research and Investment Management
Age: 33                    Investments                                          of the Adviser.
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Ronald D. Sit(1)(3)        Vice President -         Officer since 1991.         Vice President - Research and Investment Management
Age: 44                    Investments                                           of the Adviser.
------------------------  ----------------------  ---------------------------  ----------------------------------------------------
Kelly K. Boston            Assistant Secretary      Officer since 2000.         Staff Attorney of the Adviser.
Age: 34                    & Assistant
                           Treasurer
------------------------  ----------------------  ---------------------------  ----------------------------------------------------

1) Roger Sit, Ronald Sit and Robert Sit are sons of Eugene C. Sit. Debra Sit is the daughter of Eugene C. Sit.
2) Sit Bond Funds only: Sit U.S. Government Securities Fund, Inc.; Sit Money Market Fund, Inc.; and Sit Mutual Funds II, Inc.
3) Sit Stock Funds only: Sit Mid Cap Growth Fund, Inc.; Sit Large Cap Growth Fund, Inc.; and Sit Mutual Funds, Inc.
4)   Sit U.S. Government Securities Fund, Inc. and Sit Bond Fund only.
5) Sit U.S. Government Securities Fund, Inc.; Sit Bond Fund; and Sit Balanced Fund only.
6) Sit Money Market Fund, Inc.; Sit Tax-Free Income Fund; and Sit Minnesota Tax-Free Income Fund only.
7) Officers are elected by the Board of Directors and serve until their resignation or termination.


                           ANNUAL REPORTS OF THE FUNDS

              The combined Annual Report of the Bond Funds, containing financial statements for the fiscal year ended March 31, 2003 was mailed to shareholders of the Bond Funds on approximately May 28, 2003. The combined Annual Report of the Stock Funds, containing financial statements for the fiscal year ended June 30, 2003 was mailed to shareholders of the Stock Funds on approximately August 28, 2003. If you have not received a report for your Fund or would like to receive another copy, please contact the Funds by phone at 800-332-5580 or 612-334-5888 or by mail at 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402, and one will be sent, without charge, by first class mail, within three business days.


                       SHAREHOLDERS WITH THE SAME ADDRESS

              The Funds' practice is to "household," or consolidate shareholder mailings of proxy statements to shareholders who share the same address. This means that a single copy of this proxy statement is sent to the address of record. If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Funds by phone at 800-332-5580 or by mail at 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402, and the Funds will mail additional proxy statements for each of your accounts within 30 days of your request. You may also contact the Funds in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.

                                 SHARE OWNERSHIP

              Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owned more than 5% of the outstanding shares of any Fund as of August 21, 2003. The following table sets forth certain share ownership information (including the number of shares owned and the percentage of total outstanding shares of the Funds such shares represented) with respect to directors of the Funds, all officers and directors as a group, and persons and entities known by the Funds to beneficially own more than 5% of any of the Fund's outstanding shares as of August 21, 2003.

                                                     NUMBER OF SHARES BENEFICIALLY OWNED
                              --------------------------------------------------------------------------------
                                   LARGE CAP           MID CAP               SMALL CAP          BALANCED
BENEFICIAL OWNERS                    FUND               FUND                   FUND               FUND
                              ------------------  --------------------    ----------------  ------------------
DIRECTORS:                           #        %            #         %           #       %         #         %
----------
     Eugene C. Sit              64,951     2.97    1,117,421      5.43     263,082    3.06    42,404      3.29
     William E. Frenzel         11,483      (a)       17,345       (a)       9,946     (a)         0
     John E. Hulse               8,797      (a)       62,182       (a)      14,171     (a)         0
     Sidney L. Jones             1,954      (a)        6,787       (a)       2,657     (a)         0
     Bruce C. Lueck                  0                     0                     0                 0
     Donald W. Phillips              0                14,663       (a)          39     (a)         0
ALL DIRECTOR & OFFICERS:       107,425     4.56    1,605,474      7.11     460,786    5.41    42,404      3.03
------------------------
DIRECTORS, OFFICERS, ADVISER
----------------------------
   & EMPLOYEES:(b)             372,764    15.82    2,715,914     12.02     998,669   11.73   211,406     15.12
-------------------

     (a) Less than 1%.
     (b) Reflects the combined share ownership information with respect to each Fund's directors, officers, adviser (Sit Investment Associates, Inc.)
         and the adviser's subsidiaries and employees.

OTHER 5% SHAREHOLDERS:
----------------------
Charles Schwab & Co.           169,965     7.78    1,239,294      6.03     969,028   11.26   118,571      9.19
Special Custody Acct
101 Montgomery Street
San Francisco, CA

National Financial Services
Corp.                                                                      755,135    8.77
FBO Customers
P.O. Box 3980 New York, NY

Delaware Charter Guarantee &
Trust; FBO Principal Financial                                                               245,186      19.00
1013 Centre Road
Wilmington, DE

Comerica Bank                                                                                134,107      10.39
FBO Pulte Corp. Inc. DFD Plan
P.O. Box 75000 Detroit, MI

VALIC Separate Account                             1,503,252      7.31   2,556,264   29.70
2919 Allen Parkway
Houston, TX

                                                        NUMBER OF SHARES BENEFICIALLY OWNED
                                 --------------------------------------------------------------  ----------------------
                                    SCIENCE AND        INTERNATIONAL             DEVELOPING           MONEY MARKET
BENEFICIAL OWNERS                 TECHNOLOGY FUND           FUND                MARKETS FUND              FUND
                                 -----------------    -------------------   -------------------  ----------------------
DIRECTORS:                              #       %             #        %           #         %             #        %
----------
     Eugene C. Sit                112,816    6.29       228,930     4.32      26,065      2.26         8,588      (a)
     William E. Frenzel            11,930     (a)        18,402      (a)       1,050       (a)             0
     John E. Hulse                 21,031    1.17        19,682      (a)           0                   1,146      (a)
     Sidney L. Jones                    0                     0                    0                  51,292      (a)
     Bruce C. Lueck                     0                     0                    0                       0
     Donald W. Phillips                 0                 1,071      (a)           0                       0

ALL DIRECTORS & OFFICERS:         174,200    9.46       347,528     5.47      30,752      2.35       104,608      (a)
-------------------------
DIRECTORS, OFFICERS, ADVISER
   & EMPLOYEES: (b)               501,204   27.23       696,596    10.96     148,199     11.31     5,710,802     8.54
   ----------------

     (a) Less than 1%.
     (b) Reflects the combined share ownership information with respect to each Fund's directors, officers, adviser (Sit Investment Associates, Inc.) and the adviser's subsidiaries and employees.

OTHER 5% SHAREHOLDERS:
----------------------
Charles Schwab & Co.                                    269,610     5.09     359,910     31.27
Special Custody Acct
101 Montgomery Street
San Francisco, CA

State Street Corporation                              1,842,197    34.80
FBO Northrup Grumman Corp.
1840 Century Park East
Los Angeles, CA

MAC & Co. A/C CLRF5051922                               501,315     9.47
P.O. Box 3198
Pittsburgh, PA

National Financial Services
Corp.                                                                         88,236      7.67
FBO Customers
P.O. Box 3908 New York, NY

Metropolitan Sports Facilities
Commission                                                                                         8,448,136    12.21
900 South 5th Street
Minneapolis, MN


                                                            NUMBER OF SHARES BENEFICIALLY OWNED
                              -----------------------------------------------------------------------------------------------
                                  U.S. GOVERNMENT              BOND                 TAX-FREE INCOME          MINNESOTA
BENEFICIAL OWNERS                     FUND                     FUND                      FUND                  FUND
                              -----------------------    -------------------     --------------------   ---------------------
DIRECTORS:                             #           %           #          %              #         %            #         %
----------
     Eugene C. Sit                16,207         (a)      11,420        (a)        501,483      1.29      412,040      1.99
     William E. Frenzel                0                       0                   165,406       (a)            0
     John E. Hulse                     0                       0                         0                      0
     Sidney L. Jones              48,458         (a)           0                         0                      0
     Bruce C. Lueck                    0                       0                    21,569       (a)        4,935       (a)
     Donald W. Phillips                0                       0                         0                      0
ALL DIRECTORS & OFFICERS:         82,211         (a)      11,420        (a)        777,728      1.80      650,653      3.22
------------------------

                                                            NUMBER OF SHARES BENEFICIALLY OWNED
                              -----------------------------------------------------------------------------------------------
                                  U.S. GOVERNMENT              BOND                 TAX-FREE INCOME          MINNESOTA
BENEFICIAL OWNERS                     FUND                     FUND                      FUND                  FUND
                              -----------------------    -------------------     --------------------   ---------------------
DIRECTORS, OFFICERS, ADVISER
   & EMPLOYEES:(b)               306,270        1.08     202,111      11.86      1,831,093      4.23    1,015,404      5.03
   ----------------

     (a) Less than 1%
     (b) Reflects the combined share ownership information with respect to each Fund's directors, officers, adviser (Sit Investment Associates, Inc.) and the adviser's subsidiaries and employees.

OTHER 5% SHAREHOLDERS:
----------------------
Charles Schwab & Co.          14,797,310       47.92     240,272      12.95     10,539,272     27.12    3,435,661     16.59
Special Custody Acct
101 Montgomery Street
San Francisco, CA

National Financial Services
Corp.                          5,847,814       18.94                             4,031,902     10.37
FBO Customers
P.O. Box 3908 New York, NY

Norwest Bank MN                                          288,653      15.55
FBO Victor C. Wallestad Foundation, P.O. Box 1533
Minneapolis, MN

Joseph Grossman                                          183,507       9.89
4670 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN

Frank R. Zimmerman                                        96,910       5.22
Northern Trust Customer IRA
4291 Maitland Road
Acme, MI

                              SHAREHOLDER PROPOSALS

     Under the Securities Exchange Act of 1934 (the "Exchange Act"), Fund shareholders may submit proposals to be considered at the next annual meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received in writing at the Funds' offices no later than May 13, 2004. Shareholders also may submit proposals to be voted on at the next annual meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal unless written notice of the proposal is presented to the Fund not later than July 27, 2004.

Dated:  September 12, 2003

                                        By Order of the Board of Directors,

                                        /s/ Eugene C. Sit
                                        Eugene C. Sit
                                        Chairman

                                 PROXY STATEMENT
                       APPENDIX - AUDIT COMMITTEE CHARTER

                          Sit Mid Cap Growth Fund, Inc.
                         Sit Large Cap Growth Fund, Inc.
                    Sit U.S. Government Securities Fund, Inc.
                           Sit Money Market Fund, Inc.
                             Sit Mutual Funds, Inc.
                            Sit Mutual Funds II, Inc.
                           (collectively, the "Funds")
                             AUDIT COMMITTEE CHARTER

1. The Audit Committees shall be composed entirely of directors who are not interested persons of the Funds (except in their capacities as directors) as defined in the Investment Company Act of 1940. A member of an Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Funds other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee. The full Boards of Directors shall appoint the members of the Audit Committees, and shall select the Chairman of the Audit Committees.

2.   The primary responsibilities of the Audit Committees are:

     (a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls, and the internal controls of the Funds' accounting, transfer agency and custody service providers;

     (b) to oversee the Funds' financial reporting and the independent audit of the Fund's financial statements; and

     (c) to act as a liaison between the Funds' independent auditors and the full Boards of Directors.

     The function of the Audit Committees is oversight. Fund management (which includes the officers and employees of the Funds' investment adviser, and the Funds' accounting, transfer agency and custody service providers) is primarily responsible for maintaining appropriate accounting and internal control systems. The independent auditors are primarily responsible for planning and completing a proper audit.

3. To carry out their responsibilities, the Audit Committees shall have the following duties and powers:

     (a) to select, appoint, retain or terminate the independent auditors and, in connection therewith,

          i. to evaluate the independence of the auditors, including the auditors' representation of its independence which shall provide details regarding services provided to Sit Investment Associates, Inc. and its subsidiaries; and

          ii. to evaluate the quality of the services provided by the individual auditors and to determine the auditors' compensation.

     (b) to meet with the Funds' independent auditors, including private meetings, as the Audit Committees determine appropriate,

          i. to review the arrangements for and scope of the annual audit and any special audits;


                                   Appendix 1

          ii. to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audits;

          iii. to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and

          iv. to review the form of opinion the auditors render to the Boards and shareholders;

     (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

     (d)  to review the fees charged by the auditors for non-audit services;

     (e)  to establish procedures for:

          i. the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters; and

          ii. the confidential, anonymous submission by employees of the investment adviser and service providers of concerns regarding questionable accounting or auditing matters.

     (f) to investigate improprieties or suspected improprieties in Fund operations; and

     (g) to report its activities to the full Boards on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committees may determine necessary or appropriate.

4. The Audit Committees shall meet on a regular basis as they determine appropriate, and are empowered to hold special meetings as circumstances require.

5. The Audit Committees shall regularly meet with appropriate officers of the Funds as the Audit Committees determine appropriate. The Audit Committees shall also meet with other investment adviser or Fund accounting personnel as the Audit Committees determine appropriate.

6. The Audit Committees shall have the resources and authority appropriate to discharge their responsibilities, including the authority to retain special counsel and other advisers or consultants at the expense of the appropriate Fund(s) as they determine necessary to carry out their duties.

7. The Audit Committees shall review this Charter at least annually and recommend any changes to the full Boards of Directors.

8. Nothing in this Charter shall be interpreted as diminishing or derogating the responsibilities of the full Boards of Directors.




















                                   Appendix 2

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT MID CAP GROWTH FUND, INC.                   THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT LARGE CAP GROWTH FUND, INC.                 THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST   ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT INTERNATIONAL GROWTH FUND                   THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT BALANCED FUND                               THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT SMALL CAP GROWTH FUND                       THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT DEVELOPING MARKETS GROWTH FUND              THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT U.S. GOVERNMENT SECURITIES FUND, INC.       THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT BOND FUND                                   THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT TAX-FREE INCOME FUND                        THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT MINNESOTA TAX-FREE INCOME FUND              THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT MONEY MARKET FUND, INC.                     THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT MUTUAL FUNDS
              4600 WELLS FARGO CENTER MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

SIT SCIENCE AND TECHNOLOGY GROWTH FUND          THIS PROXY IS BEING SOLICITED ON
                                                BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 21, 2003, at the annual meeting of shareholders of the Fund to be held on October 20, 2003, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
                                                                                     FOR   WITHHOLD   FOR ALL
     (01) Eugene C. Sit       (03) William E. Frenzel   (05) John E. Hulse           ALL     ALL      EXCEPT
     (02) Sidney L. Jones     (04) Bruce C. Lueck       (06) Donald W. Phillips      [_]     [_]        [_]

     __________________________________________________________________________________
     INSTRUCTION:  TO WITHHOLD VOTES FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
     AT RIGHT AND WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE:


2.   Selection of KPMG LLP to serve as the Fund's independent auditors for the
     fiscal year ending in the year 2004.                                            FOR   AGAINST    ABSTAIN
                                                                                     [_]     [_]        [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: __________________________, 2003


                                        _______________________________________
                                        Signature  (and title if applicable)

                                        _______________________________________
                                        Signature if held jointly

        TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.